ENDEAVOR SERIES TRUST (the "TRUST")
Supplement dated January 1, 2000
to the Prospectus dated May 1, 1999



	Effective immediately, Endeavor Janus Growth Portfolio is being managed by Edward Keely. Mr. Keely previously served as co-portfolio manager of this portfolio since January 1999.
Prior to joining Janus Capital Corporation in 1998, Mr. Keely was a senior vice president of investments at Founders.